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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 4, 1996



                    MORGAN STANLEY GROUP INC.
     (Exact name of registrant as specified in its charter)



      Delaware               1-9085              13-2838811
  (State or other       (Commission File      I.R.S. Employer
  jurisdiction of           Number)            Identification
  incorporation or                                Number)
   organization)

             1585 Broadway, New York, New York 10036
   (Address of principal executive offices including zip code)


Registrant's telephone number, including area code: (212) 761-4000

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Item 5.  Other Events

     Attached and incorporated herein by reference as Exhibit 99 is a press release (1) summarizing the financial results of Morgan Stanley Group Inc. (the "Company") for the three-month and nine-month periods ended November 30, 1995 and October 31, 1994, and for the ten-month period ended November 30, 1995, (2) announcing the declaration by the Company's Board of Directors of a 2-for-1 common stock split effected in the form of a one hundred percent stock dividend and an increase in the regular quarterly cash dividend to 35 cents per common share on a pre-split basis, and (3) announcing the authorization by the Company's Board of Directors of the purchase, subject to market and other conditions, of an additional $400 million of the Company's Common Stock.


Item 7(c).  Exhibits

99. Press release dated January 4, 1996 (1) summarizing the financial results of the Company for the three-month and nine-month periods ended November 30, 1995 and October 31, 1994, and for the ten-month period ended November 30, 1995,
     (2) announcing the declaration by the Company's Board of Directors of a 2-for-1 common stock split effected in the form of a one hundred percent stock dividend and an increase in the regular quarterly cash dividend to 35 cents per common share on a pre-split basis, and (3) announcing the authorization by the Company's Board of Directors of the purchase, subject to market and other conditions, of an additional $400 million of the Company's Common Stock.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY GROUP INC.
                                   Registrant




                                   /s/Patricia A. Kurtz
                                   --------------------------
                                   Patricia A. Kurtz
                                   Assistant Secretary



Date:     January 4, 1996

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                       Index to Exhibits


Exhibit No.      Description
--------------   ---------------------------------------
99.              Press release dated January 4, 1996
                 (1) summarizing the financial
                 results of the Company for the
                 three-month and nine-month periods
                 ended November 30, 1995 and October
                 31, 1994, and for the ten-month
                 period ended November 30, 1995, (2)
                 announcing the declaration by the
                 Company's Board of Directors of a 2-
                 for-1 common stock split effected
                 in the form of a one hundred
                 percent stock dividend and an
                 increase in the regular quarterly
                 cash dividend to 35 cents per
                 common share on a pre-split basis,
                 and (3) announcing the
                 authorization by the Company's
                 Board of Directors of the purchase,
                 subject to market and other
                 conditions, of an additional $400
                 million of the Company's Common
                 Stock.